Undertaking

July 12, 2011

Solarflex Corp.

Dear Gentleman:

Each of the undersigned Directors of Solarflex Corp. ("Company") hereby undertakes to provide a loan of up to $10,000 to the Company (for an aggregate loan of up to $20,000) to help the Company cover its projected Federal securities laws compliance costs over the next twelve months in the event that the Company has insufficient funds to meets such costs. The loan amount will not bear interest and there is no definitive repayment date.

Please contact us if you have any questions.

Very truly yours,

/s/ Sergei Rogov
Mr. Sergei Rogov

/s/ Vigars Kaktinieks
Vigars Kaktinieks

Undertaking

July 12, 2011

Solarflex Corp.

Dear Gentleman:

Each of the undersigned Directors of Solarflex Corp. ("Company") hereby undertakes to provide a loan of up to $10,000 to the Company (for an aggregate loan of up to $20,000) to help the Company cover its projected Federal securities laws compliance costs over the next twelve months in the event that the Company has insufficient funds to meets such costs. The loan amount will not bear interest and there is no definitive repayment date.

Please contact us if you have any questions.

Very truly yours,

/s/ Sergei Rogov
Mr. Sergei Rogov

/s/ Vigars Kaktinieks
Vigars Kaktinieks